SMALL BUSINESS ADMINISTRATION
WASHINGTON, DC 20416

NOTICE OF PAYCHECK PROTECTION PROGRAM RECONCILIATION PAYMENT

Borrower: ARC FAT PATTYS LLC
Lender of Record: City National Bank of Florida
SBA Loan No.: 5773837001
Loan Approval Date: 04/06/2020
Loan Disbursement Amount: $884,600.00

Amount of Forgiveness Requested by Lender: $884,600.00
Economic Injury Disaster Loan Advance Deduction: $10,000.00
Forgiveness Amount Remitted: $874,600.00 in principal and $ 5,369.07 in interest
Forgiveness Payment Date: 11/25/2020

Reconciliation Payment Amount Remitted to Lender: $10,082.19 which includes principal and interest for the reconciliation payment
Reconciliation Payment Date: 02/12/2021

As authorized by Section 333 of the Economic Aid to Hard-Hit Small Businesses, Nonprofits, and Venues Act, the SBA has remitted to the Lender of Record the reconciliation payment listed above. This reconciliation payment is for the amount of the Economic Injury Disaster Loan (EIDL) Advance that was deducted by SBA from the forgiveness payment previously remitted to the Lender of Record.

The Lender of Record is responsible for notifying the borrower of the reconciliation payment. The Lender of Record is also responsible for re-amortizing the PPP loan and notifying the borrower of the amount of the next payment due or advising the borrower that the loan has been paid in full, whichever is applicable. If the amount remitted by SBA to the Lender of Record exceeds the remaining principal balance of the PPP loan (because the borrower made a payment on the loan), the Lender of Record must remit the excess amount, including accrued interest paid by the borrower, to the borrower.

City National Bank
Bci FINANCIAL GROUP

Amortization Details

Congratulations. We are proud to support your business during this Paycheck Protection Program and are happy to announce the Small Business Administration (SBA) approved your forgiveness application, as follows:

Borrower Name	ARC FAT PATTY'S LLC
Loan Number	57738370-01
Note Date	04-18-2020
Original PPP Loan Amount	884,600.00
SBA Forgiven Total	874,600.00
Remaining Principal Balance	10,000.00
Remaining Deferred Interest	-
Remaining Loan Term (In Months)	16
Monthly Loan Payment Due	629.70
First Monthly Loan Payment is Due On	01-10-2021
Maturity Date	04-18-2022
Deferred Interest Balance is Due On	04-18-2022